INTERNATIONAL EQUITY

The Korean
Investment Fund

Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                           Alliance Capital [LOGO](R)
                                           The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

----------------------
LETTER TO SHAREHOLDERS
----------------------

LETTER TO SHAREHOLDERS
August 20, 2002

Dear Shareholder:

As discussed in the Fund's last report to shareholders, for the fiscal year ended April 30, 2002, the Fund's Board of Directors has changed the Fund's fiscal year from April 30 to June 30. As fiscal years may, under applicable law, be shortened but not lengthened, the change in the Fund's fiscal year creates a two-month fiscal period ending June 30, 2002, whereupon fiscal 2003 began. This is the report for the two-month fiscal period ended June 30, 2002. In order to provide meaningful performance comparisons, we discuss below the Fund's performance for the six- and 12-months then ended period.

Investment Objective and Policies

This open-end Fund's objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. On December 3, 2001, the Fund was converted from a closed-ended investment company to an open-ended investment company.

Investment Results

The following table shows the Fund's performance over the six- and 12-month periods ended June 30, 2002. To put the Fund's returns in relative perspective, we have included the Fund's benchmark, the Korea Composite Stock Price Index (KOSPI).

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                     --------------------------
                                                            Total Returns
                                                     --------------------------
                                                     6 Months          12 Months
--------------------------------------------------------------------------------
Korean
Investment
Fund
     Class A                                          23.00%              40.83%
--------------------------------------------------------------------------------
     Class B**                                        21.48%               N/A
--------------------------------------------------------------------------------
     Class C**                                          N/A                N/A
--------------------------------------------------------------------------------

                                                     --------------------------
                                                          Total Returns
                                                     --------------------------
                                                     6 Months          12 Months
--------------------------------------------------------------------------------
Korean
Composite
Stock Price
Index                                                 16.91%              34.91%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results. Until the close of business on November 30, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single share class) was listed on the New York Stock Exchange. After the close of business on November 30, 2001, all of the common stock was converted into Class A shares of the Fund. For periods prior thereto, all historical performance information for Class A shares reflects the NAV performance of the Fund's common stock while it was a closed-end fund.

**    N/A: not applicable.

      Inception dates are 12/10/01 for Class B and 3/5/02 for Class C shares. As a result of these inception dates, 12-month returns for Class B shares and six- and 12-month returns for Class C shares are not yet available.

      The unmanaged Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of stocks traded on the Korean Stock

--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

      Additional investment results appear on pages 5-8.

During the six- and 12-month periods ended June 30, 2002, the Fund outperformed its benchmark, the Korean Composite Stock Price Index. The Korean stock market has been one of the best performing markets with a significant part of the performance coming in the fourth quarter of 2001 and the first quarter of 2002. Consequently, the Fund has enjoyed strong absolute performance while stock selection has continued to add value by enabling the Fund to outperform its benchmark. The Fund's bias to quality blue chip names continued to aid performance. Overweight positions in the technology, banking and consumer sectors added positively to Fund performance.

Economic Review

Korean gross domestic product (GDP) showed immense resilience in 2001 ending the year with 3% GDP growth, which was well above estimates at the beginning of the year. The Korean economy recovered sharply in the fourth quarter of 2001 and the first half of 2002. This was pleasantly surprising given the prevailing environment of a sluggish economy and a myriad of financial and corporate crises. The stronger than expected economic recovery in the last three quarters also helped to mitigate the impact of the events of September 11.

Unlike earlier years, private consumption has been the main driver of GDP growth in the last six months. From a low of 1.2% year-over-year (yoy), private consumption for the first quarter of 2001 reached a high of 8% yoy in the first half of 2002. However, trade was sluggish during most of the 12-month period under review, and final capital formation registered a decline yoy.

Economic activity seems set to grow at a healthy rate in 2002. Private consumption will continue to dominate growth in 2002, but fixed capital formation should see a revival in the coming 12 months. Korea's visible progress in financial sector reforms, "chaebol" (the Korean conglomerate structure) restructuring, reduction in corporate leverage and improved corporate governance should bode well for a sustained economic revival. The Korea Development Bank has a target of 6.2% GDP growth for 2002. With a strong showing in the first quarter of 5.7% yoy, GDP growth estimates are likely to be achieved.

In May 2002 the Bank of Korea signaled the bottom of the interest rate cycle by raising interest rates by a token 25 basis points. This, however, does not suggest a steep rise in interest rates


--------------------------------------------------------------------------------
2 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

should be expected over the next 12 months. The benchmark three-year corporate bond yield has moved up marginally from 7.0% last year and is expected to be no more than a 100 basis points higher by year-end. Consumer Price Index (CPI) inflation in the second quarter of 2002 was 2.6%, well below the 3.4% in the fourth quarter of 2001. Core inflation dipped to a low of 2.0% in June 2002, down from a peak of 5.7% last May.

Korea's currency, the won, has strengthened over the first two quarters of 2002. Despite a strong run against the dollar, the Korean currency has always been more influenced by the yen. The yen-won cross rate is in reasonable balance, but any further weakness would affect the competitiveness of Korean exports. Korea's foreign exchange reserves as of June 2002 were strong at U.S.$112.4 billion.

Stock Market Overview

Korea has been one of the best performing markets in the region with a 16.9% U.S. dollar return in the first six months of 2002 and an overwhelming 34.9% U.S. dollar return for the 12-month period under review. Sustained positive news flow on consumption data, an encouraging policy framework, significant financial and corporate sector restructuring and easy liquidity have been the main catalysts for this superior stock market performance.

Foreign investors, after being large net buyers in the last quarter of 2001, have turned net sellers of over U.S.$3.8 billion during the first two quarters of 2002. Domestic institutions turned net buyers in 2002 after a long period of being net sellers in the market.

Outlook and Portfolio Strategy

Korean GDP growth for the first half of 2002 exceeded expectations. Private consumption was the main driver of this growth and consumption is likely to continue to exceed expectations until the end of the year. However, we have recently seen a revival in corporate investment that is likely to further support growth for the rest of the year.

The better than expected consumer and industrial confidence that we have seen in the past six months is leading to a higher risk appetite among domestic investors. The upcoming presidential elections at the end of the year will influence further news flow, which should further enhance confidence. With low interest rate expectations for the rest of the year, domestic flows to equities have picked up significantly since February 2002. We expect domestic flows to remain strong for the rest of the year.

Despite the run in stock prices, there are sectors of the economy that continue to be attractively valued. The long term growth story and fundamentals of our investment universe of stocks are compelling. We will continue to focus on well-managed companies with clear competitive advantages and strong growth opportunities. We also continue to invest in companies with sound balance sheets, good cash flows and attractive valuations.

--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you in the future on the developing activity in Korea and the Fund's investment results and strategy.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and Chief Executive Officer


/s/ Edward D. Baker III

Edward D. Baker III
Vice President


[PHOTO] John D. Carifa

[PHOTO] Edward D. Baker III

Edward D. Baker III, Portfolio Manager, has over 26 years of investment experience.


--------------------------------------------------------------------------------
4 o THE KOREAN INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/92 TO 6/30/02

    [THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                              The Korean            Korean Composite
                            Investment Fund         Stock Price Index
-------------------------------------------------------------------------------
   6/30/92                      $  9,575                $ 10,000
   6/30/93                      $ 10,598                $ 13,373
   6/30/94                      $ 13,563                $ 16,627
   6/30/95                      $ 12,971                $ 16,916
   6/30/96                      $ 10,598                $ 14,560
   6/30/97                      $  8,314                $ 12,038
   6/30/98                      $  2,367                $  3,112
   6/30/99                      $  9,355                $ 10,942
   6/30/00                      $ 10,518                $ 10,564
   6/30/01                      $  6,956                $  6,564
   6/30/02                      $  9,797                $  8,855


The Korean Investment Fund: $9,797
Korea Composite Stock Price Index: $8,855

This chart illustrates the total value of an assumed $10,000 investment in The Korean Investment Fund Class A shares at net asset value (NAV) (from 6/30/92 to 6/30/02) as compared to the performance of an appropriate index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income. Until December 3, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After December 3, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this report, all historical performance information for periods prior to 12/31/01 is based on the Fund's NAV, while it was a closed-end fund.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange.

When comparing The Korean Investment Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED.]

              The Korean Investment Fund-Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                                  The Korean                  Korea Composite
                                Investment Fund              Stock Price Index
--------------------------------------------------------------------------------
      6/30/93                        10.68%                         33.73%
      6/30/94                        27.98%                         24.33%
      6/30/95                        -4.36%                          1.74%
      6/30/96                       -18.30%                        -13.93%
      6/30/97                       -21.55%                        -17.32%
      6/30/98                       -71.54%                        -74.15%
      6/30/99                       295.22%                        251.63%
      6/30/00                        12.43%                        -3.45%
      6/30/01                       -33.86%                        -37.87%
      6/30/02                        40.83%                         34.91%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Until December 3, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After December 3, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this report, all historical performance information for periods prior to 12/31/01 is based on the Fund's NAV, while it was a closed-end fund.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

--------------------------------------------------------------------------------
6 o THE KOREAN INVESTMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2002


INCEPTION DATE                  PORTFOLIO STATISTICS
2/24/92                         Net Assets ($mil): $33.3

SECTOR BREAKDOWN

24.6% Financial Services
22.3% Consumer Services
16.6% Technology                          [PIE CHART OMITTED]
12.1% Capital Goods
10.4% Consumer Manufacturing
 3.7% Basic Industry
 1.9% Utilities
 0.9% Consumer Staples

 7.5% Short-Term

All data as of June 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 7

--------------------
INVESTMENT RESULTS
--------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
      1 Year                              40.83%                    34.84%
      5 Years                              3.33%                     2.44%
      10 Years                             0.23%                    -0.20%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
      Since Inception*                    23.58%                    19.58%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
      Since Inception*                    -0.11%                    -1.11%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales. Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in Korean companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. An investment also has the risk that market changes or other events affecting Korea, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. The Fund's investments in small-capitalization companies may have additional risks because these companies tend to have limited product lines, markets, or financial resources. In addition, the Fund's investments in debt securities have interest rate and credit risk.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Until December 3, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After December 3, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this report, all historical performance information for periods prior to 12/31/01 is based on the Fund's NAV, while it was a closed-end fund. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Inception dates: 12/10/01 Class B; 3/5/02 Class C.


--------------------------------------------------------------------------------
8 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2002

                                                                      Percent of
Company                                            U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                       $ 5,059,435            15.2%
--------------------------------------------------------------------------------
SK Telecom Co., Ltd.
   (common stock & warrants)                          4,170,459            12.5
--------------------------------------------------------------------------------
Kookmin Bank                                          2,912,718             8.8
--------------------------------------------------------------------------------
Hyundai Motor Co., Ltd.
   (common & preferred stock)                         2,024,938             6.1
--------------------------------------------------------------------------------
Hyundai Mobis                                         1,794,680             5.4
--------------------------------------------------------------------------------
Shinsegae Co., Ltd.                                   1,695,761             5.1
--------------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co., Ltd.             1,476,309             4.4
--------------------------------------------------------------------------------
Samsung Securities Co., Ltd.                          1,011,068             3.0
--------------------------------------------------------------------------------
Koram Bank                                              893,599             2.7
--------------------------------------------------------------------------------
POSCO                                                   887,781             2.7
--------------------------------------------------------------------------------
                                                    $21,926,748            65.9%


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-93.2%

Financial Services-24.8%
Banking-11.5%
Kookmin Bank ..................................         60,000      $  2,912,718
Koram Bank(a) .................................        100,000           893,599
                                                                    ------------
                                                                       3,806,317
                                                                    ------------
Brokerage & Money Management-3.0%
Samsung Securities Co., Ltd.(a) ...............         35,358         1,011,068
                                                                    ------------

Insurance-4.4%
Samsung Fire & Marine Insurance Co., Ltd. .....         24,000         1,476,309
                                                                    ------------

Miscellaneous-5.9%
Kookmin Credit Card Co., Ltd. .................         20,000           700,748
LG Card Co., Ltd.(a) ..........................         12,500           553,824
Shinhan Financial Group Co., Ltd. .............         50,000           706,567
                                                                    ------------
                                                                       1,961,139
                                                                    ------------
                                                                       8,254,833
                                                                    ------------
Consumer Services-22.4%
Advertising-1.3%
Cheil Communications, Inc. ....................          4,000           418,953
                                                                    ------------

Cellular Communications-12.5%
SK Telecom Co., Ltd. ..........................          2,750           616,064
   ADR ........................................         51,214         1,269,595
   Merrill Lynch Warrants, expiring 10/11/02(a)         10,000         2,284,800
                                                                    ------------
                                                                       4,170,459
                                                                    ------------
Printing & Publishing-1.4%
Woongjin.com Co., Ltd. ........................        100,000           469,659
                                                                    ------------

Retail-5.1%
Shinsegae Co., Ltd. ...........................         10,000         1,695,761
                                                                    ------------

Miscellaneous-2.1%
Hyundai Department Store Co., Ltd. ............         23,000           701,662
                                                                    ------------
                                                                       7,456,494
                                                                    ------------
Technology-16.7%
Communication Equipment-1.5%
Daeduck Electronics Co., Ltd. .................            954             8,802
Samsung Electro Mechanics Co., Ltd. ...........         10,000           484,622
                                                                    ------------
                                                                         493,424
                                                                    ------------
Semiconductor Components-15.2%
Samsung Electronics Co., Ltd. .................         18,500         5,059,435
                                                                    ------------
                                                                       5,552,859
                                                                    ------------


--------------------------------------------------------------------------------
10 o THE KOREAN INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Capital Goods-12.2%
Electrical Equipment-2.2%
Sindo Ricoh Co. ...............................         15,000      $    733,167
                                                                    ------------

Engineering & Construction-2.1%
LG Engineering & Construction Co., Ltd. .......         75,000           698,254
                                                                    ------------

Machinery-7.9%
Hyundai Mobis .................................         85,000         1,794,680
Samsung Heavy Industries Co., Ltd.(a) .........        225,000           822,943
                                                                    ------------
                                                                       2,617,623
                                                                    ------------
                                                                       4,049,044
                                                                    ------------
Consumer Manufacturing-10.4%
Auto & Related-7.2%
Hyundai Motor Co., Ltd. .......................         40,000         1,201,995
   Preferred Stock ............................         75,000           822,943
Kia Motors Corp.(a) ...........................         40,000           365,752
                                                                    ------------
                                                                       2,390,690
                                                                    ------------
Building & Related-1.4%
Kumgang Korea Chemical Co., Ltd. ..............          5,000           482,128
                                                                    ------------

Textile Products-1.8%
Hyosung Corp. .................................         50,000           598,504
                                                                    ------------
                                                                       3,471,322
                                                                    ------------
Basic Industry-3.8%
Distribution & Wholesale-1.1%
Samsung Corp. .................................         60,000           359,102
                                                                    ------------

Mining & Metals-2.7%
POSCO .........................................          8,000           887,781
                                                                    ------------
                                                                       1,246,883
                                                                    ------------
Utilities-2.0%
Telephone-2.0%
KT Corp. (ADR) ................................         30,000           649,500
                                                                    ------------

Consumer Staples-0.9%
Beverages-0.9%
Hite Brewery Co., Ltd. ........................          5,000           308,396
                                                                    ------------

Total Common Stocks & Other Investments
   (cost $16,877,916) .........................                       30,989,331
                                                                    ------------


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-7.5%
Time Deposit-7.5%
Dresdner GC
   1.88%, 7/01/02
   (cost $2,500,000) ..........................   $      2,500     $  2,500,000
                                                                   ------------

Total Investments-100.7%
   (cost $19,377,916) .........................                      33,489,331
Other assets less liabilities-(0.7%) ..........                        (219,358)
                                                                   ------------

Net Assets-100% ...............................                    $ 33,269,973
                                                                   ============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE KOREAN INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $19,377,916) ..........  $ 33,489,331
Cash ............................................................        33,766
Dividends and interest receivable ...............................        69,454
Receivable from Adviser .........................................        30,323
Receivable for 2% redemption fee ................................         9,411
Receivable for capital stock sold ...............................            14
                                                                   ------------
Total assets ....................................................    33,632,299
                                                                   ------------
Liabilities
Payable for capital stock redeemed ..............................       119,973
Distribution fee payable ........................................         9,757
Other accrued expenses ..........................................       232,596
                                                                   ------------
Total liabilities ...............................................       362,326
                                                                   ------------
Net Assets ......................................................  $ 33,269,973
                                                                   ============
Composition of Net Assets
Capital stock, at par ...........................................  $      3,496
Additional paid-in capital ......................................    47,504,345
Accumulated net realized loss on investment and
   foreign currency transactions ................................   (28,349,801)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ..........    14,111,933
                                                                   ------------
                                                                   $ 33,269,973
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($32,872,963/3,453,912 shares of capital stock
   issued and outstanding) ......................................  $       9.52
Sales charge--4.25% of public offering price ....................           .42
                                                                   ------------
Maximum offering price ..........................................  $       9.94
                                                                   ============
Class B Shares
Net asset value and offering price per share
   ($190,084/20,378 shares of capital stock
   issued and outstanding) ......................................  $       9.33
                                                                   ============
Class C Shares
Net asset value and offering price per share
   ($206,926/22,195 shares of capital stock
   issued and outstanding) ......................................  $       9.32
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS

                                                    May 1, 2002     Year Ended
                                                        to           April 30,
                                                  June 30, 2002*       2002
                                                  --------------   -------------
Investment Income
Dividends (net of foreign taxes withheld of
   $14,955 and $81,056, respectively) ..........   $     75,683    $    410,195
Interest .......................................          3,585          36,490
                                                   ------------    ------------
Total income ...................................         79,268         446,685
                                                   ------------    ------------
Expenses
Advisory fee ...................................         61,124         430,385
Distribution fee--Class A ......................         18,086          50,122
Distribution fee--Class B ......................            421             220
Distribution fee--Class C ......................            417             302
Printing .......................................         48,305          93,543
Custodian ......................................         40,481         217,329
Audit and legal ................................         31,871         548,269
Registration ...................................         15,717          53,649
Directors' fees ................................          4,246         104,561
Transfer agency ................................          3,692          18,757
Miscellaneous ..................................          2,707          11,754
                                                   ------------    ------------
Total expenses .................................        227,067       1,528,891
Less: expenses waived by the Adviser
   (see Note B) ................................        (73,669)       (404,553)
                                                   ------------    ------------
Net expenses ...................................        153,398       1,124,338
                                                   ------------    ------------
Net investment loss ............................        (74,130)       (677,653)
                                                   ------------    ------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on investment
   transactions ................................      3,152,252     (11,931,844)
Net realized loss on foreign currency
   transactions ................................        (66,832)        (40,403)
Net change in unrealized
   appreciation/depreciation of:
   Investments .................................     (4,803,436)     30,551,873
   Foreign currency denominated assets
     and liabilities ...........................            142         (13,208)
                                                   ------------    ------------
Net gain (loss) on investment and foreign
   currency transactions .......................     (1,717,874)     18,566,418
                                                   ------------    ------------
Net Increase (Decrease) in Net Assets
   from Operations .............................   $ (1,792,004)   $ 17,888,765
                                                   ============    ============

*     The Fund changed its fiscal year end from April 30 to June 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE KOREAN INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                         May 1, 2002     Year Ended       Year Ended
                                             to           April 30,        April 30,
                                       June 30, 2002*       2002             2001
                                       -------------   -------------    ------------

Increase (Decrease) in Net Assets
  from Operations
Net investment loss .................   $    (74,130)   $   (677,653)   $   (570,376)
Net realized gain (loss) on
  investment and foreign
  currency transactions .............      3,085,420     (11,972,247)        391,691
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated assets
  and liabilities ...................     (4,803,294)     30,538,665     (21,154,038)
                                        ------------    ------------    ------------
Net increase (decrease) in net assets
  from operations ...................     (1,792,004)     17,888,765     (21,332,723)
Capital Stock Transactions
Net decrease ........................     (5,003,775)    (26,456,191)     (4,655,664)
                                        ------------    ------------    ------------
Total decrease ......................     (6,795,779)     (8,567,426)    (25,988,387)
Net Assets
Beginning of period .................     40,065,752      48,633,178      74,621,565
                                        ------------    ------------    ------------
End of period .......................   $ 33,269,973    $ 40,065,752    $ 48,633,178
                                        ============    ============    ============

*     The Fund changed its fiscal year end from April 30 to June 30.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

The Korean Investment Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-end management investment company. On December 3, 2001 the Fund converted from a closed-end investment company pursuant to shareholder approval. The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into


--------------------------------------------------------------------------------
16 o THE KOREAN INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

During the two months ended June 30, 2002, permanent differences, primarily due to foreign currency losses and net investment loss, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, decrease in accumulated net investment loss, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

7. Change of Year End

The Fund changed its fiscal year end from April 30 to June 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from May 1 to June 30, 2002.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, as amended as of August
2, 2001 the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Prior to August 2, 2001, the fee was calculated at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Effective December 1, 2001, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary, to limit total operating expenses on annual basis to 2.50%, 3.20% and 3.20% of the daily average net assets for Class A, Class B and Class C shares, respectively. For the two months ended June 30, 2002, such reimbursement amounted to $73,669.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the two months ended June 30, 2002, such fees amounted to $2,892.

For the two months ended June 30, 2002, the Fund's expenses were reduced by $87 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $1,057 from the sale of Class A shares.

Brokerage commissions paid on investment transactions for the two months ended June 30, 2002, amounted to $36,431 none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The
Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The


--------------------------------------------------------------------------------
18 o THE KOREAN INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,249 and $232 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $2,341,325 and $8,226,610, respectively, for the two months ended June 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the two months ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $14,754,436 and gross unrealized depreciation of investments was $643,021 resulting in net unrealized appreciation of $14,111,415 (excluding foreign currency transactions).

NOTE E

Distributions To Shareholders

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(28,349,801)(a)
Unrealized appreciation/(depreciation) .................          14,111,415
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(14,238,386)
                                                                ============

(a) On June 30, 2002, the Fund had a net capital loss carryforward of $28,349,801 of which $11,682,103 expires in the year 2006 and $16,667,698 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE F

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.
Each Class consists of 3,000,000,000 authorized shares. On December 3, 2001, the Fund converted from a closed-end investment company to an open-end investment company. On April 24, 2000, the Fund initiated a share repurchase program. For the year ended April 30, 2001, 719,500 shares were repurchased at a cost of $4,655,664 representing 8.81% of the 8,168,404 shares outstanding at April 30, 2000. This cost includes $43,170 in commissions paid to UBS Paine Webber, Inc. The average discount of


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

market price to net asset value at which shares were repurchased for the year ended April 30, 2001 was 30%. Transactions in capital stock were as follows:

                              -------------------------------------------------
                                                    Shares
                              -------------------------------------------------
                              May 1, 2002 to         Year Ended      Year Ended
                               June 30, 2002(a)  April 30, 2002  April 30, 2001
-------------------------------------------------------------------------------
Class A
Shares sold                           94,986            204,681              -0-
-------------------------------------------------------------------------------
Shares repurchased
  in tender offer                         -0-                -0-        719,500
-------------------------------------------------------------------------------
Shares converted
  from Class B                            -0-             1,093              -0-
-------------------------------------------------------------------------------
Shares redeemed                     (614,427)        (3,681,325)             -0-
-------------------------------------------------------------------------------
Net increase
  (decrease)                        (519,441)        (3,475,551)        719,500
===============================================================================

                                                   December 10,
                                                     2001(b) to
                                                 April 30, 2002
                              -------------------------------------------------
Class B
Shares sold                          161,532            130,462
-------------------------------------------------------------------------------
Shares converted
  to Class A                              -0-            (1,111)
-------------------------------------------------------------------------------
Shares redeemed                     (157,878)          (112,627)
-------------------------------------------------------------------------------
Net increase                           3,654             16,724
===============================================================================

                                                       March 5,
                                                     2002(b) to
                                                 April 30, 2002
                              -------------------------------------------------
Class C
Shares sold                          145,360             47,922
-------------------------------------------------------------------------------
Shares redeemed                     (143,549)           (27,538)
-------------------------------------------------------------------------------
Net increase                           1,811             20,384
===============================================================================


See footnote summary on page 21.


--------------------------------------------------------------------------------
20 o THE KOREAN INVESTMENT FUND

                                                  -----------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  -----------------------------

                              -------------------------------------------------
                                                    Amount
                              -------------------------------------------------
                              May 1, 2002 to         Year Ended      Year Ended
                               June 30, 2002(a)  April 30, 2002  April 30, 2001
-------------------------------------------------------------------------------
Class A
Shares sold                     $    958,339       $  2,156,815      $       -0-
-------------------------------------------------------------------------------
Shares repurchased
  in tender offer                         -0-                -0-      4,655,664
-------------------------------------------------------------------------------
Shares converted
  from Class B                            -0-            11,024              -0-
-------------------------------------------------------------------------------
Shares redeemed (c)               (5,994,361)       (28,967,583)             -0-
-------------------------------------------------------------------------------
Net increase
  (decrease)                    $ (5,036,022)      $(26,799,744)     $4,655,664
===============================================================================

                                                   December 10,
                                                     2001(b) to
                                                 April 30, 2002
                              -------------------------------------------------
Class B
Shares sold                      $ 1,543,432        $ 1,214,652
-------------------------------------------------------------------------------
Shares converted
  to Class A                              -0-            (11,024)
-------------------------------------------------------------------------------
Shares redeemed                   (1,521,596)        (1,063,522)
-------------------------------------------------------------------------------
Net increase                     $    21,836        $   140,106
===============================================================================

                                                       March 5,
                                                     2002(b) to
                                                 April 30, 2002
                              -------------------------------------------------
Class C
Shares sold                      $ 1,392,042        $   470,322
-------------------------------------------------------------------------------
Shares redeemed                   (1,381,631)          (266,875)
-------------------------------------------------------------------------------
Net increase                     $    10,411        $   203,447
===============================================================================

(a)   The Fund changed its fiscal year end from April 30 to June 30.

(b)   Date of first issuance of shares of this class.

(c) As of December 3, 2001, the Fund converted from a closed-end to an open-end investment company. Shares of common stock then outstanding were reclassified as Class A shares. Class A shares received in the conversion are subject to a 2% redemption fee, through December 2, 2002. Such redemption fees are payable entirely to the Fund. For the two months ended June 30, 2002 and the year ended April 30, 2002, such fees amounted to $103,214 and $583,395, respectively.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the two months ended June 30, 2002.


--------------------------------------------------------------------------------
22 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------------------------------
                                                                      Class A
                                  ----------------------------------------------------------------------------------------
                                     May 1, 2002                                Year Ended April 30,
                                     to June 30,     ---------------------------------------------------------------------
                                         2002(a)           2002          2001           2000           1999           1998
                                  ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........   $     9.99        $     6.53    $     9.14     $     6.90     $     3.48     $     7.52
                                  ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b) .........         (.02)(c)          (.11)(c)      (.08)          (.07)          (.06)          (.09)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .................         (.48)             3.48         (2.81)          2.22           3.48          (3.95)
                                  ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ..         (.50)             3.37         (2.89)          2.15           3.42          (4.04)
                                  ----------------------------------------------------------------------------------------
Capital Share Transactions
Anti-dilutive effect of share
  repurchase program ...........           -0-               -0-          .28            .09             -0-            -0-
Anti-dilutive effect of 2%
  redemption fee ...............          .03               .09            -0-            -0-            -0-            -0-
                                  ----------------------------------------------------------------------------------------
Total capital share transactions          .03               .09           .28            .09             -0-            -0-
                                  ----------------------------------------------------------------------------------------
Net asset value, end of period .   $     9.52        $     9.99    $     6.53     $     9.14     $     6.90     $     3.48
                                  ========================================================================================
Total Return
Total investment return
  based on net asset value(d) ..        (4.70)%(e)        52.99%(e)    (28.56)%        32.46%         98.28%        (53.72)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............   $   32,873        $   39,701    $   48,633     $   74,622     $   58,348     $   29,439
Ratio to average net assets of:
  Expenses, net of waivers .....         2.50%(f)          2.50%         2.29%          2.06%          2.93%          2.29%
  Expenses, before waivers .....         3.70%(f)          3.40%         2.29%          2.06%          2.93%          2.29%
  Net investment loss ..........        (1.22)%(c)(f)      (1.51)%(c)    (.98)%         (.71)%        (1.49)%        (1.60)%
Portfolio turnover rate ........            7%               42%           32%            68%           102%            47%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      --------------------------
                                                               Class B
                                                      --------------------------
                                                      May 1, 2002   December 10,
                                                      to June 30,    2001(g) to
                                                        2002(a)   April 30, 2002
                                                      --------------------------
Net asset value, beginning of period ................   $  9.82       $  7.55
                                                      --------------------------
Income From Investment Operations
Net investment loss(b)(c) ...........................      (.02)         (.12)
Net realized and unrealized gain on investment
  and foreign currency transactions .................      (.47)         2.39
                                                      --------------------------
Net increase in net asset value from operations .....      (.49)         2.27
                                                      --------------------------
Net asset value, end of period ......................   $  9.33       $  9.82
                                                      ==========================
Total Return
Total investment return based on net asset value(d) .     (4.99)%       30.07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $   190       $   164
Ratio to average net assets of:
  Expenses, net of waivers(f) .......................      3.20%         3.20%
  Expenses, before waivers(f) .......................      4.68%         5.25%
  Net investment loss(c)(f) .........................      (.84)%       (3.10)%
Portfolio turnover rate .............................         7%           42%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      --------------------------
                                                               Class C
                                                      --------------------------
                                                      May 1, 2002   December 10,
                                                      to June 30,    2001(g) to
                                                        2002(a)   April 30, 2002
                                                      --------------------------
Net asset value, beginning of period ...............       $  9.82     $  9.33
                                                      --------------------------
Income From Investment Operations
Net investment loss(b)(c) ..........................          (.02)       (.04)
Net realized and unrealized gain on investment and
  foreign currency transactions ....................          (.48)        .53
                                                      --------------------------
Net increase in net asset value from operations ....          (.50)        .49
                                                      --------------------------
Net asset value, end of period .....................       $  9.32     $  9.82
                                                      ==========================
Total Return
Total investment return based on net asset value(d)          (5.09)%      5.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........       $   207     $   200
Ratio to average net assets of:
  Expenses, net of waivers(f) ......................          3.20%       3.20%
  Expenses, before waivers(f) ......................          4.43%       5.36%
  Net investment loss(c)(f) ........................         (1.08)%     (3.32)%
Portfolio turnover rate ............................             7%         42%

(a)   The Fund changed its fiscal year end from April 30 to June 30.

(b)   Based on average shares outstanding.

(c)   Net of fees waived by Adviser.

(d) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Reflects the impact of the 2% redemption fee which is retained by the Fund. Excluding this fee the returns for the two months ended June 30, 2002 and the year ended April 30, 2002 would have been (5.01)% and 51.61%, respectively.

(f)   Annualized.

(g)   Date of first issuance of shares of this class.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 25

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and
Board of Directors of
The Korean Investment Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korean Investment Fund, Inc. (the "Fund") at June 30, 2002, the results of its operations for the period May 1, 2002 through June 30, 2002 and the year ended April 30, 2002, the changes in its net assets for the period May 1, 2002 through June 30, 2002 and for each of the two years in the period ended April 30, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 12, 2002


--------------------------------------------------------------------------------
26 o THE KOREAN INVESTMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

common stock

A type of security that represents ownership in a public company.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value

The value of a mutual fund's securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                                 THE KOREAN INVESTMENT FUND o 27

--------------------------------
ALLIANCE CAPITAL
--------------------------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.

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28 o THE KOREAN INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and Chief Executive Officer
David H. Dievler(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
The Hon. James D. Hodgson(1)

OFFICERS

Yung Chul Park, Executive Vice President-Investments
Edward D. Baker, III, Vice President
Bhaskar Laxminarayan, Vice President
Thomas J. Bardong, Vice President
Mamoru Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1)   Member of the Audit Committee.


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30 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

  NAME, ADDRESS,                      PRINCIPAL              PORTFOLIOS              OTHER
  AGE OF DIRECTOR                   OCCUPATION(S)          IN FUND COMPLEX       DIRECTORSHIPS
     (YEARS OF                       DURING PAST             OVERSEEN BY            HELD BY
     SERVICE*)                         5 YEARS                DIRECTOR             DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
John D. Carifa,**, 57,       President, Chief Operating         114                  None
1345 Avenue of the           Officer and a Director of
Americas,                    ACMC, with which he has
New York, NY 10105           been associated since prior
(7)                          to 1997.

DISINTERESTED
DIRECTORS
David H. Dievler,+, 72,      Independent consultant. Until      94                   None
P.O. Box 167,                December 1994, Senior Vice
Spring Lake, NJ 07762        President of ACMC responsible
(10)                         for mutual fund administration.
                             Prior to joining ACMC in 1984,
                             Chief Financial Officer of
                             Eberstadt Asset Management
                             since 1968. Prior to that, Senior
                             Manager at Price Waterhouse
                             & Co.  Member of American
                             Institute of Certified Public
                             Accountants since 1953.

William H. Foulk, Jr.,+, 69  Investment Adviser and an          108                  None
2 Sound View Drive           independent consultant.
Suite 100                    Formerly Senior Manager
Greenwich, CT 06830          of Barrett Associates, Inc., a
(10)                         registered investment adviser,
                             with which he had been
                             associated since prior to 1997.
                             Formerly Deputy Comptroller of
                             the State of New York and, prior
                             thereto, Chief Investment Officer
                             of the New York Bank for Savings.

Dr. James M. Hester,,+, 78   President of the Harry Frank       12                   None
25 Cleveland Lane            Guggenheim Foundation, with.
Princeton, NJ 08540          which he has been associated
(10)                         since prior to 1997. He was
                             formerly President of New
                             York University and the New York
                             Botanical Garden, Rector of the
                             United Nations University and
                             Vice Chairman of the Board of
                             the Federal Reserve Bank of New
                             York.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

  NAME, ADDRESS,                      PRINCIPAL              PORTFOLIOS              OTHER
  AGE OF DIRECTOR                   OCCUPATION(S)          IN FUND COMPLEX       DIRECTORSHIPS
     (YEARS OF                       DURING PAST             OVERSEEN BY            HELD BY
     SERVICE*)                         5 YEARS                DIRECTOR             DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Hon. James D. Hodgson,       Independent consultant. Former     1                Aurora Capital
+, 86                        U.S Ambassador to Japan and                             Partners
10132 Hillgrove Drive,       U.S. Secretary of Labor.
Beverly Hills, CA 90210
(10)

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
32 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

       NAME,                                                   PRINCIPAL
     ADDRESS,*             PRINCIPAL POSITION(S)           OCCUPATION DURING
      AND AGE                 HELD WITH FUND                 PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

John D. Carifa, 57        Chairman and Chief           See biography above.
                          Executive Officer

Yung Chul Park, 62        Executive Vice President--   Professor of Economics at
                          Investments                  Korea University. He is
                                                       also the Director of the
                                                       Institute of Economic
                                                       Research at Korea University.

Edward D. Baker III, 51   Vice President               Senior Vice President and Chief
                                                       Investment Officer--Emerging
                                                       Markets of ACMC**, with which
                                                       he has been associated since prior
                                                       to 1997.

Thomas J. Bardong, 57     Vice President               Senior Vice President of ACMC**,
                                                       with which he has been associated
                                                       since prior to 1997.

Bhaskar Laxminarayan, 35  Vice President               Vice President of Alliance Capital
                                                       in Bombay, with which he has been
                                                       associated since prior to 1997.

Mamoru Yamaoka, 38        Vice President               Senior Vice President of ACMC**
                                                       and Head Trader of the Tokyo
                                                       Trading Desk, with which he has
                                                       been associated since prior
                                                       to 1997.

Edmund P. Bergan, Jr., 52 Secretary                    Senior Vice President and the
                                                       General Counsel of Alliance Fund
                                                       Distributors, Inc. ("AFD")** and
                                                       Alliance Global Investor Services,
                                                       Inc. ("AGIS")**, with which he
                                                       has been associated since prior
                                                       to 1997.

Mark D. Gersten, 51       Treasurer and Chief          Senior Vice President of AGIS**
                          Financial Officer            and a Vice President of AFD**,
                                                       with which he has been associated
                                                       since prior to 1997.

Vincent S. Noto, 37       Controller                   Vice President of AGIS**, with
                                                       which he has been associated since
                                                       prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
34 o THE KOREAN INVESTMENT FUND

NOTES


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o THE KOREAN INVESTMENT FUND

The Korean Investment Fund
1345 Avenue of the Americas
New York, NY 10105

   Alliance Capital [LOGO](R)
   The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

KORAR0602